JPMORGAN INCOME FUNDS

JPMorgan Core Plus Bond Fund
(All Share Classes)
(A series of JPMorgan Trust II)

Supplement dated September 14, 2007
to the Statement of Additional Information
dated July 1, 2007 as supplemented August 29, 2007

New Statement of Additional Information (“SAI”) for the Fund Effective September 15, 2007 to Replace the SAI dated July 1, 2007 as supplemented August 29, 2007.  Effective September 15, 2007, because some of the investment strategies of the JPMorgan Core Plus Bond Fund (the “Fund”) will change, a new SAI for the Fund will replace the SAI for the Fund’s SAI dated July 1, 2007 as supplemented August 29, 2007 and all references to the Fund in the July 1, 2007 as supplemented August 29, 2007 SAI will be thereby deleted.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-SAI-CPB-907